Exhibit 99.1

FRED’S TO CLOSE 104 UNDERPERFORMING STORES IN THE SOUTHEAST

MEMPHIS, TN, May 16, 2019 – Fred’s, Inc. (NASDAQ: FRED) today announced it will begin to close an additional 104 underperforming stores as part of an ongoing effort to rationalize its store footprint.

Fred’s decision to close additional underperforming stores follows a continued evaluation of the Company's store portfolio, including historical and recent store performance and the timing of lease expirations, among other factors.  Liquidation sales at the 104 stores designated for closure will begin today while the Company’s other stores will remain open.

Joseph Anto, Fred’s Chief Executive Officer, stated, “These additional store closures are a difficult, but necessary step in the continued restructuring of Fred’s.”

Fred’s intends to close all 104 impacted stores by the end of June 2019.  Fred’s has continued its partnership with Malfitano Advisors, LLC and SB360 Capital Partners to help manage the process and ensure a seamless experience for customers.

A list of impacted stores may be found at the end of this release.

Forbearance Agreement

Fred’s also announced today that it has entered into a forbearance agreement and amendment with its lenders under the Company’s revolving credit facility, as described in more detail in a Form 8-K filed with the Securities and Exchange Commission.

About Fred’s Inc.

Since 1947, Fred’s, Inc. has been an integral part of the communities it serves throughout the southeastern United States. Fred’s mission is to make it easy AND exciting to save money. Its unique discount value store format offers customers a full range of value-priced everyday items, along with terrific deals on closeout merchandise throughout the store. For more information about the Company, visit Fred’s website at www.fredsinc.com.

Forward Looking Statement

Comments in this news release that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will likely result” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, share repurchases, strategic initiatives, including those relating to store closures and acquisitions and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our turnaround plan and the implementation of our strategic initiatives, and their impact on our sales, costs and operations; (iii) our store closures and the related sales of inventory and real estate issues; (iv) our divestitures; (v) utilizing our existing and new stores and the extent of our pharmacy department presence in new and existing stores; (vi) conditions affecting the retail sector as a whole; (vii) our reliance on a single supplier of pharmaceutical products; (viii) our pharmaceutical drug pricing; (ix) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (x) consolidation in the healthcare industry; (xi) our private brands; (xii) the seasonality of our business and the impact of adverse weather conditions; (xiii) operational, supply chain and distribution difficulties; (xiv) merchandise supply and pricing; (xv) consumer demand and product mix; (xvi) delayed openings and operating new stores and distribution facilities; (xvii) our employees; (xviii) risks relating to payment processing; (xix) our computer systems, and the processes supported by our information technology infrastructure; (xx) our ability to protect the personal information of our customers and employees; (xxi) cyber-attacks; (xxii) changes in governmental regulations; (xxiii) the outcome of legal proceedings, including claims of product liability; (xxiv) insurance costs; (xxv) tax assessments and unclaimed property audits; (xxvi) current economic conditions; (xxvii) our indebtedness and our ability to satisfy our debt obligations and obtain continued forbearance or waivers for any defaults; (xxviii) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxix) any acquisitions we may pursue and the ability to effectively integrate businesses that we acquire; (xxx) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxxi) our largest stockholder holding a significant percentage of our outstanding equity; (xxxii) our ability to pay dividends and/or repurchase shares of our Class A voting common stock; (xxxiii) our ability to attract and retain talented executives; (xxxiv) any strategic alternatives that we decide to pursue, if any; (xxxv) our ability to continue as a going concern; and (xxxvi) the factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Contacts

Fred’s Inc:

Jen Ehlers

817-369-5772

jen.ehlers@fredsinc.com

LIST OF STORE LOCATIONS TO BE CLOSED

ADDRESS	CITY	STATE	ZIP
802 MAIN ST NE	HANCEVILLE	AL	35077
2146 S OATES ST	DOTHAN	AL	36301
105 MEMORIAL PARKWAY WEST	ALICEVILLE	AL	35442
802 FORREST AVE	EAST BREWTON	AL	36426
17870 BALDWIN FARMS PL	ROBERTSDALE	AL	36567
1734 KOWALIGA RD	ECLECTIC	AL	36024
35360 US HIGHWAY 231	ASHVILLE	AL	35953
715 E MAIN ST	PRATTVILLE	AL	36067
8515 DOLLARWAY RD	WHITE HALL	AR	71602
57 S BROADVIEW ST	GREENBRIER	AR	72058
6027 HIGHWAY 67	HASKELL	AR	72015
609 EAST MAIN STREET	MELBOURNE	AR	72556
15700 ARCH ST	LITTLE ROCK	AR	72206
110 N MAIN ST	MALVERN	AR	72104
1002 HIGHWAY 65 N	MARSHALL	AR	72650
2695 STATE HIGHWAY 77 S	MARION	AR	72364
4212 E JOHNSON AVE	JONESBORO	AR	72401
406 W MAIN ST	MAGNOLIA	AR	71753
406 HIGHWAY 425 S	MONTICELLO	AR	71655
428 S JAMES ST	JACKSONVILLE	AR	72076
1701 COMMERCE RD	PINE BLUFF	AR	71601
652 HIGHWAY 365	MAYFLOWER	AR	72106
1302 HIGHWAY 64 E	AUGUSTA	AR	72006
198 N CURTIS AVE	PEA RIDGE	AR	72751
6522 CAROLINE ST	MILTON	FL	32570
1535 OHIO AVE S	LIVE OAK	FL	32064
1435 S ORANGE AVE	GREEN CV SPGS	FL	32043
1442 TIFT AVE N	TIFTON	GA	31794
15 COLBERT BUSINESS PKWY W	COLBERT	GA	30628
813 BOWENS MILL RD SE	DOUGLAS	GA	31533
2601 S MAIN ST	MOULTRIE	GA	31768
118 ROBERT B LEE DRIVE	LEESBURG	GA	31763
3233 MARTHA BERRY HWY NW	ROME	GA	30165
650 W CHERRY ST	JESUP	GA	31545
875 S MAIN ST	BAXLEY	GA	31513
425 SIGMAN RD NW	CONYERS	GA	30012
1090 HIGHWAY 19 N	THOMASTON	GA	30286
1001 N SLAPPEY BLVD	ALBANY	GA	31701

4401 BEMISS ROAD	VALDOSTA	GA	31605
122 HILLCREST PKWY	DUBLIN	GA	31021
224 E. 4TH STREET	OCILLA	GA	31774
6109 HOUSTON RD	MACON	GA	31216
1021 HWY 45 NORTH	EL DORADO	IL	62930
6 N 4TH ST	BREESE	IL	62230
1181 MAIN ST	MUNFORDVILLE	KY	42765
1117 LINCOLN PARK RD	SPRINGFIELD	KY	40069
1701 N 18TH ST	MONROE	LA	71201
899 N HIGHWAY 171	MOSS BLUFF	LA	70611
2615 N 7TH ST	WEST MONROE	LA	71291
2017 E MADISON AVE	BASTROP	LA	71220
7616 HIGHWAY 80	RUSTON	LA	71270
306 MOREAU ST	MARKSVILLE	LA	71351
1882 AIRLINE DR	BOSSIER CITY	LA	71112
207 WASHINGTON ST	WEST MONROE	LA	71292
4828 SHREVEPORT HWY	TIOGA	LA	71260
603 E WASHINGTON ST	HAYTI	MO	63851
905 HIGHWAY 278 E	AMORY	MS	38821
605 S JACKSON ST	STARKVILLE	MS	39759
964 BROOKWAY BLVD	BROOKHAVEN	MS	39601
1930 UNIVERSITY AVE	OXFORD	MS	38655
6 E COMMERCE ST	HERNANDO	MS	38632
2040 E SHILOH RD	CORINTH	MS	38834
5760 HIGHWAY 80 E	PEARL	MS	39208
5266 OLD HIGHWAY 11	HATTIESBURG	MS	39402
12201 HIGHWAY 57	VANCLEAVE	MS	39565
1317 E MAIN ST	TUPELO	MS	38804
25096 HIGHWAY 51	CRYSTAL SPRINGS	MS	39059
1898 SPILLWAY RD	BRANDON	MS	39047
401 E LEE ST	SARDIS	MS	38666
102 NORFLEET DR	SENATOBIA	MS	38668
7833 HWY 613	MOSS POINT	MS	39563
200 CLINTON BLVD	CLINTON	MS	39056
140 TRADE CENTER LN	HAZLEHURST	MS	39083
8912 NORTHWEST DR	SOUTHAVEN	MS	38671
150 PARK LANE DR	RUTHERFORDTON	NC	28139
2350 SPRINGS RD NE	HICKORY	NC	28601
200 SPARTANBURG HWY	LYMAN	SC	29365
908 ANDERSON ST	PIEDMONT	SC	29673
2404 WEST BLVD	CHESTERFIELD	SC	29709
618 SUMTER HWY	BISHOPVILLE	SC	29010
106 JIMMY MARTIN CIR	GASTON	SC	29053

1521 JEFFERSON DAVIS HWY	CAMDEN	SC	29020
1827 WILSON RD	NEWBERRY	SC	29108
209 BROAD ST	SUMTER	SC	29150
505 LAURENS RD	WOODRUFF	SC	29388
1405 S HOME ST	UNION CITY	TN	38261
6064 STAGE RD	BARTLETT	TN	38134
1109 SCOTTSVILLE RD	LAFAYETTE	TN	37083
733 LAWRENCE ST	ETOWAH	TN	37331
2549 N CENTRAL AVE	HUMBOLDT	TN	38343
159 W TURN TABLE RD	SPARTA	TN	38583
1103 FLORENCE RD	SAVANNAH	TN	38372
1797 HWY 100 EAST	CENTERVILLE	TN	37033
425 W 7TH ST	COLUMBIA	TN	38401
535 HIGH ST	HUNTINGDON	TN	38344
522 S MAIN ST	SWEETWATER	TN	37874
4589 QUINCE RD	MEMPHIS	TN	38117
5028 S 1ST ST	MILAN	TN	38358
7143 WINCHESTER ROAD	MEMPHIS	TN	38125
6500 QUINCE ROAD	MEMPHIS	TN	38119
618 N MAIN ST	JACKSBORO	TX	76458
801 TURKEY CREEK TRL	BRIDGEPORT	TX	76426
1000 W MAIN ST	HALLSVILLE	TX	75650
605 E US HIGHWAY 80	WHITE OAK	TX	75693

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